PLEDGE AND SECURITY AGREEMENT
                          -----------------------------

         PLEDGE AND SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith and including all attachments, exhibits and schedules hereto, this "Agreement"), dated as of August 11, 2006, made by Manaris Corporation, a Nevada corporation ("Parent"), and Parent's wholly owned subsidiary, C-Chip Technologies Corporation (North America), a Canadian corporation ("C-Chip" and together with Parent, the "Grantor"), in favor of the secured parties listed on Exhibit A to this Agreement and their permitted successors and assigns (collectively, the "Secured Parties").

         WHEREAS, the Grantor has issued or will issue separate series B subordinated secured convertible promissory notes and original issue discount series B subordinated secured promissory notes (collectively, the "Notes") to the Secured Parties pursuant to a Note and Warrant Purchase Agreement, dated as of August 11, 2006 (the "Purchase Agreement"), by and among the Grantor and the Secured Parties; and

         WHEREAS, C-Chip acknowledges the direct benefit to it of Parent issuing the Notes to the Secured Parties;

         WHEREAS, the Secured Parties and the Grantor agree that the Grantor execute and deliver to the Secured Parties a guaranty and security agreement providing for the guaranty by C-Chip of the obligations of Parent to the Secured Parties under the Transaction Documents and the grant to the Secured Parties of a continuing security interest in all personal property and assets of the Grantor, and the pledge of the capital stock of Parent's other wholly-owned subsidiary, Avensys Inc., a Quebec corporation ("Avensys"), all in substantially the form hereof to secure all Obligations (hereinafter defined).

         NOW, THEREFORE, the parties agree as follows:

                               ARTICLE Definitions

         Section 0.0. Definition of Terms Used Herein. All capitalized terms used herein and not defined herein have the respective meanings provided therefor in the Purchase Agreement or the Notes, as applicable. All terms defined in the Uniform Commercial Code (hereinafter defined) as in effect from time to time and used herein and not otherwise defined herein (whether or not such terms are capitalized) have the same definitions herein as specified therein.

         Section 0.0. Definition of Certain Terms Used Herein. As used herein, the following terms have the following meanings:

         "Collateral" means all accounts receivable of the Grantor and all personal and fixed property of every kind and nature, including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, as extracted collateral, or other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent licenses, patent applications, trademarks, trademark licenses, trademark applications, trade names, copyrights, copyright licenses, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Grantor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Grantor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all books and records, software, writings, plans, specifications and schematics, whether now owned or hereinafter acquired by the Grantor; and all proceeds and products of each of the foregoing. Notwithstanding the foregoing, without consent, the Grantor may hereinafter acquire assets, properties, leases (including corporations, partnerships, and other entities holding the foregoing) for use in its business, directly or through subsidiaries, which may be secured by the asset acquired (the "Senior Security Interest") and financed using cash payments of the Grantor and up to $2,000,000 of secured non-equity linked commercial debt. Said Senior Security Interest shall rank senior to the Secured Parties' Security Interest granted pursuant to this Agreement.

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                                                                               2

         "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

         "Event of Default" has the meaning specified in the Notes.

         "Indemnitees" has the meaning specified in Section 7.5(b).

         "Lien" means: (i) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (ii) to the extent not included under clause (i), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (iii) any contingent or other agreement to provide any of the foregoing.

         "Notes" has the meaning assigned to such term in the first recital of this Agreement.

         "Obligations" means all indebtedness, liabilities, obligations, covenants and duties of the Grantor to the Secured Parties of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing of hereafter arising under or in connection with the Notes, this Agreement or the other Transaction Documents.

         "Registered Organization" means an entity formed by filing a registration document with a United States Governmental Authority, such as a corporation, limited partnership or limited liability company.

         "Security Interest" has the meaning specified in Section 2.1 of this Agreement.

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                                                                               3

         "Subsidiaries" means C-Chip and Avensys.

         "Uniform Commercial Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

                          ARTICLE I. Security Interest

         Section 1.1. Guaranty. C-Chip hereby guarantees that the Obligations of Parent to the Secured Parties under the Transaction Documents will be paid strictly in accordance with the terms of the Transaction Documents. The liability of each of C-Chip is absolute and unconditional and C-Chip hereby waives any defenses it may have in connection therewith. This guaranty is a guaranty of payment, not merely of collection.

         Section 1.2. Security Interest. As security for the payment and performance, in full of the Obligations, and any extensions, renewals, modifications or refinancings of the Obligations, the Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Secured Parties, and hereby grants to the Secured Parties, their successors and assigns, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). In connection with the Security Interest and constituting a part of the Collateral for all of the Obligations secured by the Security Interest granted hereunder, the Parent hereby pledges and assigns to the Secured Parties, and grants to the Secured Parties a continuing security interest in, items (a) through (h) below, whether now existing or hereafter acquired or arising; notwithstanding the foregoing, without consent, the Grantor may grant a Senior Security Interest in hereinafter acquired assets, properties, leases (including corporations, partnerships, and other entities holding the foregoing) for use in its business, directly or through subsidiaries, which may be secured by the asset acquired and financed using cash payments of the Grantor and up to $2,000,000 of secured non-equity linked commercial debt. Said Senior Security Interest shall rank senior to the Secured Parties' Security Interest granted pursuant to this Agreement.

                  (a) all of the Parent's right, title and interest in the Subsidiaries;

                  (b) all of the Parent's share and interest as shareholders in the business, assets, capital, profits, goodwill and other property of the Subsidiaries;

                  (c) all of the Parent's rights, powers and privileges under the articles of incorporation, bylaws and other organizational documents of the Subsidiaries;

                  (d) any and all fees, distributions and other payments and compensation due and to become due to each Grantor from the Subsidiaries;

                  (e) any and all securities, stock, partnership interests, membership interests, financial assets, founders fees, fees, distributions, receivables, contract rights, general intangibles and other amounts now or hereafter payable in respect of the Parent's interest in the Subsidiaries;

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                                                                               4

                  (f) all investment property and securities entitlements in or arising from any of the foregoing;

                  (g) the proceeds (whether cash or non-cash) to be paid and payable to the Parent or the Subsidiaries upon any sale or other transfer of any right, title or interest of the Parent in the Subsidiaries; and

                  (h) any and all cash and non-cash proceeds of any of the foregoing.

         Section 1.3. Stock Powers. Concurrently with the delivery to the Secured Parties of each certificate representing the shares of pledged stock of the Subsidiaries, the Parent in respect of such certificates shall deliver an undated stock power covering such certificate, duly executed by the Parent in blank with, if the Secured Parties so request, signature guaranteed.

         Section 1.4. Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Secured Parties shall have given notice to the Grantors of the Secured Parties' intent to exercise its rights pursuant to
Article VI hereof, the Parent shall be entitled to receive all cash dividends paid in the normal course of business of the Subsidiaries and consistent with past practice and to exercise all voting and corporate rights with respect to the pledged stock of the Subsidiaries; provided, however, that no vote shall be cast or corporate right exercised or action taken which, in the reasonable judgment of the Secured Parties, would impair the Collateral or otherwise be inconsistent with or result in any violation of any provision of this Agreement.

         Section 1.5. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Secured Parties to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of the Collateral.

         Section 1.6. Additional Subsidiaries. Grantor hereby agrees that any and all future subsidiaries of the Parent shall be wholly owned by the Parent and such subsidiaries shall grant security on its assets to the Secured Parties pursuant to this Agreement and the Parent shall pledge the stock of such subsidiaries to the Secured Parties in accordance with the terms of this Agreement.

                   ARTICLE II. Representations and Warranties

         The Grantor represents and warrants to the Secured Parties that:

         Section 2.1. Title and Authority. The Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a security interest hereunder and has full power and authority to grant to the Secured Parties the Security Interest and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

         Section 2.2. Filings; Actions to Achieve Perfection. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Secured Parties for filing in each United States governmental, municipal or other office specified in Schedule A, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Secured Parties in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or with respect to the filing of amendments or new filings to reflect the change of the Grantor's name, location, identity or corporate structure. The Grantor's name is listed in the preamble of this Agreement identically to how it appears on its certificate of incorporation or other organizational documents.

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                                                                               5

         Section 2.3. Validity and Priority of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject only to the filings described in Section 3.2 above and other previously perfected security interests in the Collateral listed on Schedule 3.3 to this Agreement ("Existing Liens"), a perfected first priority security interest in all Collateral in which a security interest may be perfected by filing, recording or registration in the United States pursuant to the Uniform Commercial Code or other applicable law in the United States (or any political subdivision thereof) and its territories and possessions or any other country, state or nation (or any political subdivision thereof). The Security Interest is and shall be subordinate to (i) any other Existing Lien on any of the Collateral and (ii) a Senior Security Interest.

         Section 2.4. Absence of Other Liens. The Grantor's Collateral is owned by the Grantor free and clear of any Lien other than Existing Liens. Without limiting the foregoing and except as set forth on Schedule 3.4 to this Agreement, the Grantor has not filed or consented to any filing of any financing statement or similar filing in favor of any Person other than the Secured Parties, nor permitted the granting or assignment of a security interest or permitted perfection of any security interest in the Collateral in favor of any Person other than the Secured Parties. The Grantor's having possession of all instruments, certificates and cash constituting Collateral from time to time and the filing of financing statements in the offices referred to in Schedule A hereto results in the perfection of such security interest. Such Security Interest is, or in the case of Collateral in which the Grantor obtain rights after the date hereof, will be, a perfected security interest. Such notices, filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken.

         Section 2.5. Valid and Binding Obligation. This Agreement constitutes the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

         Section 2.6. Subordination. The Security Interest granted pursuant to this Agreement shall be subordinated and made junior in all respects to (i) any other Existing Lien on any of the Collateral and (ii) a Senior Security Interest.

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                                                                               6

                             ARTICLE III. Covenants

         Section 3.1. Change of Name; Location of Collateral; Place of Business, State of Formation or Organization.

                  (a) The Grantor shall notify the Secured Parties in writing at least eleven (11) days prior to any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it (including the establishment of any such new office or facility), (iii) in its identity or corporate structure such that a filed filing made under the Uniform Commercial Code becomes misleading or (iv) in its Federal Taxpayer Identification Number. Furthermore, the Grantor shall not effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Secured Parties to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral subject to the Existing Liens.

                  (b) Without limiting Section 4.1(a), without the prior written consent of the Secured Parties in each instance, the Grantor shall not change its (i) principal residence, if it is an individual, (ii) place of business, if it has only one place of business and is not a Registered Organization, (iii) principal place of business, if it has more than one place of business and is not a Registered Organization, or (iv) state of incorporation, formation or organization, if it is a Registered Organization.

         Section 3.2. Records. The Grantor shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Secured Parties may reasonably request, promptly to prepare and deliver to the Secured Parties a duly certified schedule or schedules in form and detail satisfactory to the Secured Parties showing the identity, amount and location of any and all Collateral.

         Section 3.3. Periodic Certification; Notice of Changes. In the event there should at any time be any change in the information represented and warranted herein or in the documents and instruments executed and delivered in connection herewith, the Grantor shall immediately notify the Secured Parties in writing of such change (this notice requirement shall be in extension of and shall not limit or relieve the Grantor of any other covenants hereunder).

         Section 3.4. Protection of Security. The Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Secured Parties in the Collateral and the priority thereof against any Lien other than the Existing Liens.

         Section 3.5. Inspection and Verification. The Secured Parties and such persons as the Secured Parties may reasonably designate shall, upon reasonable advanced notice and during normal business hours, have the right to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantor's affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of collateral in the possession of any third Person, by contacting any account debtor or third Person possessing such Collateral for the purpose of making such a verification. Out-of-pocket expenses in connection with any inspections by representatives of the Secured Parties shall be (a) the obligations of the Grantor with respect to any inspection after the Secured Parties' demand payment of the Notes or (b) the obligation of the Secured Parties in any other case.

         Section 3.6. Taxes; Encumbrances. At their option, the Secured Parties may discharge, Liens other than Existing Liens at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral to the extent the Grantor fails to do so and the Grantor shall reimburse the Secured Parties on demand for any payment made or any expense incurred by the Secured Parties pursuant to the foregoing authorization; provided, however, that nothing in this Section shall be interpreted as excusing the Grantor from the performance of, or imposing any obligation on the Secured Parties to cure or perform, any covenants or other obligation of the Grantor with respect to any Lien or maintenance or preservation of Collateral as set forth herein.

         Section 3.7. Use and Disposition of Collateral. Except as my be permitted pursuant to the Purchase Agreement, the Grantor shall not make or permit to be made an assignment, pledge or hypothecation of any Collateral or shall grant any other Lien in respect of the Collateral without the prior written consent of the Secured Parties. Except as my be permitted pursuant to the Purchase Agreement, the Grantor shall not make or permit to be made any transfer of any Collateral other than with respect to Existing Liens and other liens approved by the Secured Parties and the Grantor shall remain at all times in possession of the Collateral owned by it except in the ordinary course of business.

         Section 3.8. Insurance/Notice of Loss. Within a reasonable period of time following the date of this Agreement, Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Collateral as described on Schedule 4.8 to this Agreement. In extension of the foregoing and without limitation, such insurance shall be payable to the Secured Parties as loss payee under a "standard" loss payee clause, and the Secured Parties shall be listed as an "additional insured" on Grantor's general liability insurance. Such insurance shall not be terminated, cancelled or not renewed for any reason, including non-payment of insurance premiums, unless the insurer shall have provided the Secured Parties at least 30 days prior written notice. Grantor irrevocably makes, constitutes and appoints the Secured Parties (and all officers, employees or agents designated by the Secured Parties) as its true and lawful agent and attorney-in-fact for the purpose, at any time following the Secured Parties' demand for payment of the Notes during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Secured Parties may, without waiving or releasing any obligation or liability of Grantor hereunder, in their sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Secured Parties reasonably deem advisable. All sums disbursed by the Secured Parties in connection and in accordance with this Section, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable upon demand, by Grantor to the Secured Parties and shall be additional Obligations secured hereby. Grantor shall promptly notify the Secured Parties if any material portion of the Collateral owned or held by Grantor is damaged or destroyed. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall (i) so long as the Secured Parties have not demanded payment of the Notes during the continuance of an Event of Default, be disbursed to Grantor for direct application by Grantor solely to the repair or replacement of Grantor's property so damaged or destroyed, and (ii) in all other circumstances, be held by the Secured Parties as cash collateral for the Obligations. The Secured Parties may, at their sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Parties may reasonably prescribe, for direct application by the Secured Parties solely to the repair or replacement of Grantor's property so damaged or destroyed, or Grantor may apply all or any part of such proceeds to the Obligations.

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         Section 3.9. Legend. Grantor shall legend, in form and manner satisfactory to the Secured Parties, its accounts and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such accounts have been assigned to the Secured Parties and that the Secured Parties have a security interest therein.

         Section 3.10. Equivalent Amount. All payments of any kind whatsoever made by Grantor (or any other applicable Person) under or in connection with this Agreement, the Notes or any other Transaction Document shall be made in U.S. dollars. Notwithstanding the foregoing, the Secured Parties shall use the Equivalent Amount (as defined below) to determine whether any repayment or any other payment amount of any kind whatsoever made by Grantor (or any other applicable Person) to Secured Parties in Canadian dollars equals the equivalent of the applicable U.S. Dollar amount as determined by the Secured Parties with regard to such repayment or other payment amount. For purposes of this Agreement, the term "Equivalent Amount" shall mean the amount of U.S. dollars into which Canadian dollars may be converted or the amount of Canadian dollars into which U.S. dollars may be converted at the noon spot buying rate of [________] in New York, New York, USA as determined by the Secured Parties on any repayment or any other payment amount date, as the case may be.

         Section 3.11. Judgment Currency. Notwithstanding the foregoing, if for the purpose of obtaining judgment in any court of competent jurisdiction located in Canada, it is necessary to convert a sum due or payable of any kind whatsoever under or in connection with any of these Notes or any other Transaction Document in U.S. dollars into Canadian dollars (the "Judgment Currency"), the rate of exchange which shall be applied shall be that at which, in accordance with normal banking procedures, a party could purchase U.S. dollars with the Judgment Currency at a bank located in New York, New York, USA on the business day on which such payment is received. The obligation of a party in respect of any such sum due or payable from it (the "Obligor Party") to the other party shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that any sum adjudged to be due or payable under or in connection with this Agreement, the Notes or any other Transaction Document in the Judgment Currency may, in accordance with normal banking procedures, be used by such other party as and when provided above to purchase and transfer U.S. dollars with the amount of the Judgment Currency so adjudged to be due or payable. The Grantor hereby agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the other party against, and to pay such other party on demand, U.S. dollars in the amount equal to any difference between the sum originally due or payable to such other party in U.S. dollars and the amount of U.S. dollars so purchased and transferred.

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                                                                               9

         Section 3.12. Interest Act. For the purposes of only the Interest Act (Canada) and disclosure thereunder, whenever interest to be paid with respect to this Agreement, the Notes or any other Transaction Document is to be calculated on the basis of a year of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either 360 or such other period of time, as the case may be.

         Section 3.13. Taxes. Any and all payments of any kind whatsoever by the Grantor under or in connection with any of this Agreement, the Notes or any other Transaction Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities of any kind whatsoever with respect thereto, excluding taxes imposed on the net income of the Secured Parties (or any transferee or assignee thereof, including a participation holder (any such entity, a "Transferee")) by the jurisdiction in which such person or party is organized or has its principal office (all such nonexcluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, "Taxes"). If the Grantor shall be required to deduct any Taxes from or in respect of any sum payable under or in connection with any of this Agreement, the Notes or any other Transaction Document to the Secured Parties (or any Transferee), (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under or in connection with this Section 4.13) the Secured Parties (or such Transferee) shall receive an amount equal to the sum they would have received had no such deductions been made, (ii) the Grantor shall make such deductions and (iii) the Grantor shall pay the full amount deducted to and file any required tax and information return with the relevant governmental authority in accordance with applicable law.

                ARTICLE IV. Further Assurances; Power of Attorney

         Section 4.1. Further Assurances. Grantor shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Parties may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Secured Parties, duly endorsed in a manner satisfactory to the Secured Parties.

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         Section 4.2. Power of Attorney.

                  (a) Grantor hereby irrevocably (as a power coupled with an interest) constitutes and appoints the Collateral Agent (as defined in Section
7.14 hereof) and all officers, employees or agents designated by the Collateral Agent, its attorney-in-fact with full power of substitution, for the benefit of the Secured Parties,

                           (i) to take all appropriate action and to execute all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and without limiting the generality of the foregoing, Grantor hereby grants the power to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by Grantor, without the signature of Grantor, and naming Grantor as debtor and the Collateral Agent and/or the Secured Parties as secured party; and

                           (ii) at any time following the Secured Parties' demand for payment of the Notes during the continuance of an Event of Default (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (iii) to sign the name of Grantor on any invoice or bill of lading relating to any of the Collateral; (iv) to send verifications of accounts to any account debtor or any other Person liable for an account; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceeding relating to all or any of the Collateral; and (vii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Secured Parties were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Secured Parties to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Parties, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Secured Parties with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of Grantor or to any claim or action against the Secured Parties.

                  (b) The provisions of this Article shall in no event relieve Grantor of any of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on the Secured Parties to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Secured Parties of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, by law or otherwise.

                               ARTICLE V. Remedies

         Section 5.1. Remedies upon Default.

                  (a) Upon the occurrence and during the continuance of an Event of Default, Grantor agrees to deliver each item of its Collateral to the Secured Parties on demand, and it is agreed that the Secured Parties shall have the right to take any of or all the following actions at the same or different times (but at all times subject to any Existing Liens): with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, exercise Grantor's right to bill and receive payment for completed work and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, Grantor agrees that the Secured Parties shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Parties shall deem appropriate. The Secured Parties shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Secured Parties shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  (b) The Secured Parties shall give Grantor ten (10) days' written notice (which Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code) of the Secured Parties' intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Parties may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Parties may (in their sole and absolute discretion) determine. The Secured Parties shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Parties may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Parties until the sale price is paid by the purchaser or purchasers thereof, but the Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, the Secured Parties may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Secured Parties from Grantor as a credit against the purchase price, and the Secured Parties may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Secured Parties shall be free to carry out such sale pursuant to such agreement and Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Parties shall have entered into such an agreement all Obligations have been paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Secured Parties may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

         Section 5.2. Application of Proceeds. The Secured Parties shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                  (a) FIRST, to the payment of all reasonable costs and expenses incurred by the Secured Parties in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under the Purchase Agreement, the Notes and the other Transaction Documents;

                  (b) SECOND, to the payment in full of the Obligations; and

                  (c) THIRD, to Grantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may otherwise direct.

         Subject to the foregoing, the Secured Parties shall have absolute discretion as to the time of application of such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Secured Parties (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of any such proceeds, moneys or balances by the Secured Parties or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Parties or such officer or be answerable in any way for the misapplication thereof.

         Section 5.3. Grant of License to Use Intellectual Property. For the purpose of enabling the Secured Parties to exercise rights and remedies under this Article at such time as the Secured Parties shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to the Secured Parties an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sub-license any of the Collateral consisting of intellectual property now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Secured Parties may be exercised, at the option of the Secured Parties, only following the Secured Parties' demand for payment of the Notes during the continuance of an Event of Default.

                            ARTICLE VI. Miscellaneous

         Section 6.1. Notices. All communications and notices hereunder to the Grantor and to the Secured Parties shall (except as otherwise expressly permitted herein) be in writing and delivered to the Grantor or the Secured Parties, as the case may be, as provided in the Purchase Agreement.

         Section 6.2. Security Interest Absolute. All rights of the Secured Parties hereunder, the Security Interest and all obligations of Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Purchase Agreement, the Notes, any Transaction Document or any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, the Notes, any Transaction Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Obligations or this Agreement.

         Section 6.3. Survival of Agreement. All covenants, agreements, representations and warranties made by Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making of the loan and the execution and delivery to the Secured Parties of the Notes, regardless of any investigation made by the Secured Parties or on their behalf; and shall continue in full force and effect until this Agreement shall terminate.

         Section 6.4. Binding Effect; Several Agreement; Successors and Assigns. This Agreement shall become effective as to Grantor when a counterpart hereof executed on behalf of Grantor shall have been delivered to the Secured Parties and a counterpart hereof shall have been executed on behalf of the Secured Parties, and thereafter shall be binding upon Grantor and the Secured Parties and their respective successors and assigns, and shall inure to the benefit of Grantor, the Secured Parties and their respective successors and assigns, except that Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents.

         Section 6.5. Secured Parties' Fees and Expense; Indemnification.

                  (a) Grantor agrees to pay upon demand to the Secured Parties the amount of any and all reasonable expenses, including all reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Secured Parties may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Secured Parties for any audits conducted by them or on their behalf with respect to the accounts inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Secured Parties hereunder or
         (iv) the failure of Grantor to perform or observe any of the provisions hereof.

                  (b) Grantor agrees to indemnify the Secured Parties and the agent, contractors and employees of the Secured Parties (collectively, the "Indemnitees") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery, or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents, or any investigation made by or on behalf of the Secured Parties. All amounts due under this Section shall be payable on written demand therefor.

         Section 6.6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY OF THE CONFLICTS OF LAW PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION. THIS AGREEMENT SHALL NOT BE INTERPRETED OR CONSTRUED WITH ANY PRESUMPTION AGAINST THE PARTY CAUSING THIS AGREEMENT TO BE DRAFTED.

         Section 6.7. Waivers; Amendment.

                  (a) No failure or delay of the Secured Parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder and under the Purchase Agreement are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Grantor in any case shall entitle Grantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements, in writing entered into by the Secured Parties and Grantor.

         Section 6.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE PURCHASE AGREEMENT OR THE NOTES. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE PURCHASE AGREEMENT AND THE NOTES, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 6.9. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 6.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Each party shall be entitled to rely on a facsimile signature of any other party hereunder as if it were an original.

         Section 6.11. Jurisdiction; Consent to Service of Process.

                  (a) Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Purchase Agreement or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Secured Parties may otherwise have to bring any action or proceeding relating to this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents against Grantor or its properties in the courts of any jurisdiction.

                  (b) Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Purchase Agreement, the Notes or the other Transaction Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1. Nothing in this Agreement will affect the right of any party to this Agreement to process in any other manner permitted by law.

         Section 6.12. Termination. This Agreement and the Security Interest shall terminate when all the Obligations have been paid in full, at which time the Secured Parties shall execute and deliver to Grantor, at Grantor's expense, all Uniform Commercial Code termination statements and similar documents which Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section shall be without recourse to or warranty by the Secured Parties.

         Section 6.13. Prejudgment Remedy Waiver. Grantor acknowledges that this Agreement, the Purchase Agreement, the Notes and the other Transaction Documents evidence a commercial transaction and that it could, under certain circumstances have the right, to notice of and hearing on the right of the Secured Parties to obtain a prejudgment remedy, such as attachment, garnishment and/or replevin, upon commencing any litigation against Grantor. Notwithstanding, Grantor hereby waives all rights to notice, judicial hearing or prior court order to which it might otherwise have the right under any state or federal statute or constitution in connection with the obtaining by the Secured Parties of any prejudgment remedy by reason of this Agreement, the Purchase Agreement, the Notes, the other Transaction Documents or by reason of the Obligations or any renewals or extensions of the same. Grantor also waives any and all objection which it might otherwise assert, now or in the future, to the exercise or use by the Secured Parties of any right of setoff, repossession or self help as may presently exist under statute or common law.

         Section 7.14.   Collateral Agent.

                  (a) Each Secured Party hereby appoints Bush Ross, P.A. (the "Collateral Agent") as the Collateral Agent hereunder and each Secured Party authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Collateral Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Secured Party hereby authorizes the Collateral Agent to execute and deliver, and to perform its obligations under, each of the documents to which the Collateral Agent is a party relating to security for the obligations under the Notes, to exercise all rights, powers and remedies that the Collateral Agent may have under such Transaction Documents and, in the case of the Transaction Documents, to act as agent for the Secured Parties under such Transaction Documents.

                  (b) As to any matters not expressly provided for by this Agreement and the other document relating thereto (including enforcement or collection), the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Secured Parties, and such instructions shall be binding upon all Secured Parties; provided, however, that the Collateral Agent shall not be required to take any action that (i) the Collateral Agent in good faith believes exposes it to personal liability unless the Collateral Agent receives an indemnification satisfactory to it from the Secured Parties with respect to such action or (ii) is contrary to this Agreement or applicable law. The Collateral Agent agrees to give to each Secured Party prompt notice of each notice given to it by the Grantor pursuant to the terms of this Agreement or the other Transaction Documents. If the Collateral Agent receives conflicting instructions from the Secured Parties it will not be required to act until it receives instructions from the Secured Parties holding a majority of the Notes (calculated in dollar amounts rather than noteholders).

                  (c) In performing its functions and duties hereunder and under the Transaction Documents and the other documents required to be executed or delivered in connection therewith, the Collateral Agent is acting solely on behalf of the Secured Parties and its duties are entirely administrative in nature. The Collateral Agent does not assume and shall not be deemed to have assumed any obligation other than as expressly set forth herein, in the Transaction Documents and any other documents required to be executed or delivered in connection therewith related hereto or any other relationship as the agent, fiduciary or trustee of or for any Secured Party or holder of any other obligation under this Agreement or the Notes. The Collateral Agent may perform any of its duties under any Transaction Document by or through its agents or employees.

                  (d) None of the Collateral Agent, any of its affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it, him, her or them under or in connection with this Agreement or the other Transaction Documents, except for its, his, her or their own gross negligence or willful misconduct.

                  (e) Each Secured Party acknowledges that it shall, independently and without reliance upon the Collateral Agent or any other Secured Party conduct its own independent investigation of the financial condition and affairs of the Parent and its Subsidiaries in connection with the issuance of the Securities. Each Secured Party also acknowledges that it shall, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and other Transaction Documents. For avoidance of doubt, each Secured Party represents that it has had no contact with the Collateral Agent; that the Collateral Agent has had no role in the negotiation or preparation of the Transaction Documents and was contacted after such negotiations and documents were finalized for the purpose of serving solely in the administrative role of Collateral Agent under this Agreement.

                  (f) Each Secured Party agrees to indemnify the Collateral Agent and each of its affiliates, and each of their respective directors, officers, employees, agents and advisors (to the extent not reimbursed by the Borrower), from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements (including fees, expenses and disbursements of financial and legal advisors) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against, the Collateral Agent or any of its affiliates, directors, officers, employees, agents and advisors in any way relating to or arising out of this Agreement or the other Transaction Documents or any action taken or omitted by the Collateral Agent under this Agreement or the document related thereto; provided, however, that no Secured Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's or such Affiliate's gross negligence or willful misconduct.

                  (g) The Collateral Agent may resign at any time by giving written notice thereof to the Secured Parties and the Parent. Upon any such resignation, the Secured Parties shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Secured Parties, and shall have accepted such appointment, within 30 days after the retiring Collateral Agent's giving of notice of resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, selected from among the Secured Parties. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, such successor Collateral Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement, the Transaction Documents and any other documents required to be executed or delivered in connection therewith. Prior to any retiring Collateral Agent's resignation hereunder as Collateral Agent, the retiring Collateral Agent shall take such action as may be reasonably necessary to assign to the successor Collateral Agent its rights as Collateral Agent under the Transaction Documents. After such resignation, the retiring Collateral Agent shall continue to have the benefit of this Agreement as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement, the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

                  (h) Each Secured Party agrees that any action taken by the Collateral Agent in accordance with the provisions of this Agreement or of the other document relating thereto, and the exercise by the Collateral Agent or the Secured Parties of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties.

                  (i) Each of the Secured Parties hereby directs, in accordance with the terms hereof, the Collateral Agent to release (or in the case of clause
(ii) below, release or subordinate) any Lien held by the Collateral Agent for the benefit of the Secured Parties against any of the following: (i) all of the Collateral upon payment and satisfaction in full of all obligations under the Notes and all other obligations under the Transaction Documents that the Collateral Agent has been notified in writing are then due and payable; (ii) any assets that are subject to a Lien permitted by Section 3.2); and (iii) any part of the Collateral sold or disposed of by the Parent or any Subsidiary if such sale or disposition is permitted by this Agreement and the Notes (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement and the Notes). Each of the Secured Parties hereby directs the Collateral Agent to execute and deliver or file such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this Section 7.14 promptly upon the effectiveness of any such release.

                  (j) The contact information for the Collateral Agent is: Bush Ross, P.A., 220 S. Franklin Street, Tampa, FL 33602, Attention: John Giordano. The fax number for Bush Ross, P.A. is (813) 223-9620 and the E-mail address is jgiordano@bushross.com. The telephone number for Bush Ross, P.A. is (813) 224-9255.

                  (k) The Collateral Agent:

                            (i) shall not be responsible in any manner for the
                   validity, correctness or sufficiency of any document or instrument received by or made available to it, in its capacity as Collateral Agent hereunder.

                            (ii) shall be entitled to act upon any written
                   certificate, statement, notice, demand, request, consent, agreement or other instrument whatever, not only in reliance upon its due execution and the validity and effectiveness of its provisions, but also as to the accuracy and completeness of any information therein contained, which the Collateral Agent shall in good faith believe to be genuine and to have been signed or presented by any authorized person.

                            (iii) shall be entitled to request and receive from
                   any party hereto such documents in addition to those provided for herein as the Collateral Agent may deem necessary to resolve any questions of fact involved in the administration of its duties hereunder.

                            (iv) may, at the expense of the remaining parties,
                   consult independent counsel of its choice in respect to any question relating to its duties or responsibilities under this Agreement, and shall not be liable for any action taken or omitted in good faith on advice of such counsel.

                            (v) shall be under no obligation to advance any
                   monetary sum in connection with the maintenance or administration of this Agreement, to institute or defend any action, suit or legal proceeding in connection herewith, or to take any other action likely to involve the Collateral Agent in expense, unless first indemnified by the remaining parties to the Collateral Agent's satisfaction.

                            (vi) shall not be bound by any amendment to this
                   Agreement or by any other such amendment or agreement unless the same shall have been executed by the Collateral Agent.

                            (vii) shall have only such duties and
                   responsibilities as are expressly set forth in this Agreement in the performance of its obligations hereunder.

                            (viii) shall be indemnified and held harmless by the
                   remaining parties against any and all liabilities incurred by it hereunder (including all costs, expenses and fees incurred in defending any legal action or administrative proceeding or in resisting any claim), except for those resulting from its own willful misconduct or gross negligence.

                            (ix) may, if it becomes uncertain concerning its
                   rights and responsibilities with respect to its duties or if it receives instructions with respect to the Collateral that it believes to be in conflict with this Agreement or is advised that a dispute has arisen with respect to its duties under this Agreement, without liability, refrain from taking any action until it is directed otherwise in a writing signed by all of the Secured Parties or by an order of a court of competent jurisdiction. The Collateral Agent is not obligated to institute or defend any legal proceedings, although it may, in its sole discretion and at the remaining parties' expense, institute or defend such proceedings (including proceedings seeking a declaratory judgment) and join interested parties.

                            (x) The Collateral Agent will be paid a fee of
                   $3,000 for its agreement to serve as the Collateral Agent. This fee is payable upon the execution of this Agreement.

         Section 7.15.   Appointment as "Fonde De Pouvoir".

                  (a) Without limiting the powers of the Collateral Agent acting as a mandatory (i.e. agent) hereunder or under any of the other Transaction Documents, each Grantor hereby acknowledges that, for purposes of holding any security granted by each Grantor on property pursuant to the laws of the Province of Quebec to secure obligations of a Grantor under any bond, debenture or other title of indebtedness issued by a Grantor, the Collateral Agent shall be the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of the Civil Code of Quebec) for itself and for all present and future Secured Parties and in particular for all present and future holders of any bond, debenture or other title of indebtedness issued by a Grantor.

                  (b) Each of the Secured Parties hereby irrevocably constitutes, to the extent necessary, the Collateral Agent as the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of Article 2692 of the Civil Code of Quebec) in order to hold security or hypothecs granted by each Grantor in the Province of Quebec to secure the obligations of a Grantor under any bond, debenture or other title of indebtedness issued by a Grantor, and hereby agrees that the Collateral Agent may act as the bondholder and mandatary with respect to any bond, debenture or similar title of indebtedness that may be issued by a Grantor and pledged in favor of the Collateral Agent for itself and for the benefit of the Secured Parties. Each assignee of a Secured Parties shall be deemed to have confirmed and ratified the constitution of the Collateral Agent as the holder of such irrevocable power of attorney (fonde de pouvoir) by execution of an assignment and acceptance.

                  (c) The execution by the Collateral Agent, acting as fonde de pouvoir and mandatary, prior to this Agreement under any deeds of hypothec or other security documents is hereby ratified and confirmed. Notwithstanding the provisions of Section 32 of the An Act respecting the special powers of legal persons (Quebec), the Collateral Agent may acquire and be the holder of any bond, debenture or other title of indebtedness. Each Grantor hereby acknowledges that each such bond or debenture constitutes a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Quebec.

                  (d) The Collateral Agent, acting as the holder of an irrevocable power of attorney (fonde de pouvoir), shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favor of the Collateral Agent in this Agreement, which shall apply mutatis mutandis. Without limitation, the provisions of this Agreement allowing resignation of a Collateral Agent, shall apply mutatis mutandis to the resignation and appointment of a successor Collateral Agent, acting as the holder of an irrevocable power of attorney (fonde de pouvoir).


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have duly executed this Pledge and Security Agreement as of the day and year first written above.

                                            MANARIS CORPORATION


                                            By:_________________________________
                                               Name:
                                               Title:


                                            C-CHIP TECHNOLOGIES CORPORATION
                                            (NORTH AMERICA)


                                            By:_________________________________
                                               Name:
                                               Title:

                                            SECURED PARTY:


                                            By:_________________________________
                                               Name:
                                               Title:

Acknowledged and Agreed:

COLLATERAL AGENT:

By:_____________________________________
   Name:
   Title: